UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2004

(Date of Report)

SEI Investments Company

(Exact name of registrant as specified in charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 Freedom Valley Drive Oaks, Pennsylvania	19456
(Address of principal executive offices)	(Zip Code)

(610) 676-1000

(Registrants’ telephone number, including area code)

Not applicable

(Former name of former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of SEI Investments Company, dated January 29, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

On Thursday, January 29, 2004, SEI Investments Company issued a press release announcing its fourth quarter earnings for the fiscal quarter ending December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date: February 2, 2004	By:	/s/ Dennis J. McGongile
Dennis J. McGongile
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of SEI Investments Company, dated January 29, 2004

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